Exhibit 10.25

DEED OF TRUST NOTE

$24,900,000	made as of the 21st day of June, 2011 to be effective as of June 27, 2011 Pittsburgh, Pennsylvania

The undersigned Wells Core REIT – 7601 Technology Way, LLC, a Delaware limited liability company, having its principal office at c/o Wells Real Estate Funds, 6200 The Corners Parkway, Suite 250, Atlanta, GA 30092 (the “Borrower”) promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”), at its office located at One PNC Plaza, P1-POPP-19-2, 249 Fifth Avenue, Pittsburgh, PA 15222-2707 the principal sum of TWENTY-FOUR MILLION NINE HUNDRED THOUSAND AND 00/100 DOLLARS ($24,900,000) lawful money of the United States of America, or so much thereof as shall have been advanced under that certain Term Loan Agreement of even date herewith by and between Borrower and the Lender, as the same may be amended, supplemented, renewed, increased or replaced from time to time (the “Loan Agreement”) and to pay interest from the date of the initial advance on the unpaid balance of the principal sum hereof in like money at the rates per annum hereinafter set forth, payable as follows:

(A)    Beginning on August 1, 2011 and on the first (1st) day of each calendar month thereafter, Borrower shall pay, without setoff or counterclaim, principal and interest on the outstanding principal amount of advances evidenced hereby at the rates specified and subject to the terms and conditions set forth in Article 3 of, and as otherwise provided in, the Loan Agreement.

(B)    The entire outstanding principal hereof, together with all unpaid interest at the aforesaid rate, shall be due and payable the earlier of: (1) June     , 2014, as the same may be extended pursuant to Section 2.4 [Extension Options] of the Loan Agreement, or (2) the date upon which the Loan is accelerated pursuant to this Deed of Trust Note and the Loan Agreement(such date, as it may be extended or accelerated, the “Expiration Date”).

Upon the occurrence and during the continuation of any Event of Default specified in Article 10 of the Loan Agreement, Borrower shall pay interest on the entire principal amount then outstanding and all other sums due at the Default Rate specified in Section 3.3 of the Loan Agreement. Said interest rate shall accrue before and after any judgment has been entered. Borrower shall also pay a late payment charge, upon demand by the Lender, as specified in Section 3.3 of the Loan Agreement on any payment due hereunder, or under the Loan Agreement, other than the final payment due on the Expiration Date, which is not received within ten (10) days after the date such payment is due. Upon the occurrence and during the continuation of any Event of Default specified in Article 10 of the Loan Agreement, the Lender may declare the unpaid principal amount of this Note then outstanding to be immediately due and payable.

This Note is secured, inter alia, by a certain Deed of Trust and Security Agreement of even date herewith from Borrower to the Public Trustee of the City and County of Denver, Colorado, as trustee for the benefit of Lender, covering certain property more particularly described therein, as the same may be amended, supplemented, renewed, increased or replaced from time to time (the “Deed of Trust”). All capitalized terms employed herein shall have the meanings ascribed thereto in the Loan Agreement unless otherwise defined herein. This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement and other Loan Documents, all of which are incorporated herein by reference, including the representations, warranties, covenants, conditions, security interests and liens contained or granted therein. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Borrower may prepay this Note in whole or in part only in accordance with the terms set forth in Sections 3.9, , 3.10 and 3.11 of the Loan Agreement. All partial prepayments shall be applied in the manner set forth in Sections 3.9 and 3.11.

Notwithstanding any provision of this Note to the contrary, it is the intent of Borrower and the Lender that the Lender shall not at any time be entitled to receive, collect or apply, and Borrower and the Lender shall not be deemed to have contracted for, as interest on the principal indebtedness evidenced hereby, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and in the event the Lender ever receives, collects or applies as interest any such excess, such excess shall be deemed partial payment of the principal indebtedness evidenced hereby, and if such principal shall be paid in full, any such excess shall forthwith be paid to Borrower.

No delay or omission on the part of the Lender or of any holder hereof in exercising any right hereunder or under the Loan Agreement shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Borrower and every endorser of this Note, regardless of the time, order or place of signing, consents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges, renewals or releases of collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

The rights and obligations of the parties under this Note shall be governed by and interpreted and enforced in accordance with the substantive laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflict of laws.

The obligations and liability of the Borrower hereunder shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based upon any claim that the Borrower may have against the Lender.

No change, modification or amendment to any term or provision of this Note shall be valid unless consented to in writing by the Lender and the Borrower.

Borrower hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor, and notice of non-payment.

CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON

PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA, THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLORADO AND THE SUPERIOR COURT OF DENVER COUNTY, STATE OF COLORADO, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS PROVIDED FOR IN THE FIRST PARAGRAPH HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER AND BORROWER AND LENDER EACH ACKNOWLEDGES THAT NONE OF BORROWER OR LENDER OR ANY PERSON ACTING ON BEHALF OF BORROWER OR LENDER HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER EACH FURTHER ACKNOWLEDGES THAT EACH PARTY HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS DEED OF TRUST NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT EACH PARTY HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER AGREES THAT THE OBLIGATIONS EVIDENCED BY THIS NOTE ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1601, ET SEQ.

This Note shall bind Borrower and Borrower’s successors and assigns and the benefits hereof shall inure to the benefit of the Lender and the Lender’s successors and assigns, provided that the Borrower may not assign this Note without the Lender’s prior written consent.

All references herein to the “Borrower” and the “Lender” shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns.

This is a sealed instrument.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE 1 of 1 DEED OF TRUST NOTE ]

IN WITNESS WHEREOF, the Borrower, by its officers thereunto duly authorized, has executed this Deed of Trust Note under seal as of the day and year first above written with the intent to be legally bound hereby.

WITNESS/ATTEST:	BORROWER:

Wells Core REIT – 7601 Technology Way, LLC, a Delaware limited liability company

	By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

		By:	Wells Core Office Income REIT, Inc.,
a Maryland corporation, its sole general partner

/s/ Authorized Signatory			By:	/s/ Douglas P. Williams
			Name:	Douglas P. Williams
			Title:	Executive Vice President

STATE OF Georgia	)
) ss
COUNTY OF Gwinnett	)

On this 21 day of June, 2011, before me, a NOTARY PUBLIC, personally appeared Douglas Williams, Exec. VP of Wells Core Office Income REIT, Inc., a Maryland corporation as sole general partner of Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, sole member of Wells Core REIT – 7601 Technology Way, LLC, a Delaware limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that s/he executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Vanessa Harris
NOTARY PUBLIC

(seal)

My commission expires March 23, 2015